United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report: November 14, 2005
(Date of earliest event reported)
EMAK Worldwide, Inc.
(exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23346 (Commission File No.)	13-3534145 (I.R.S. Employer Identification No.)
6330 San Vicente Boulevard
Los Angeles, California 90048
(Address of Principal executive offices, including zip code)
(323) 932-4300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On February 13, 2006, EMAK Worldwide, Inc. issued a communication to its employees in connection with a Form 13D amendment filed by Donald A. Kurz and his group on January 31, 2006. A copy of this communication is filed herewith as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits:

Exhibit No.	Description
99.1	Message from Jim Holbrook to EMAK Worldwide Employees on February 13, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMAK WORLDWIDE, INC.
Date: February 13, 2006	By:	/s/ TERESA L. TORMEY
Teresa L. Tormey,
Executive Vice President, General Counsel and Secretary

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